Supplement to the April 29, 2008 Schwab Money Market Portfoliotm Prospectus
The information provided in this supplement is as of April 3, 2009.
This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Continued Participation in the Temporary Guarantee Program for the Schwab Money Market Portfolio
The Prospectus is hereby amended and supplemented to reflect the continued participation by the fund in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Department of the Treasury (the “Treasury”).
The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury announced an extension of the Program for the period from December 19, 2008 through April 30, 2009; and on March 31, 2009, the Treasury announced a further extension of the Program for the period from May 1, 2009 through September 18, 2009 (together, the “Program Extensions”). According to the Treasury, the Program will not be extended beyond September 18, 2009. Under the Program, the Treasury guarantees the share price of a participating fund’s shares outstanding as of September 19, 2008 at $1.00 per share if the fund’s net asset value falls below $0.995 (a “Guarantee Event”). The cost of participating in the Program and the Program Extensions is borne by a participating fund, and will not be subject to any expense limitation or reimbursement agreement.

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Member SIPC. REG47167 (4/09)